Schedule of Investments As of December 31, 2025 (Unaudited)

	Initial
	Acquisition
Description of Investment	Date	Shares	Cost	Fair Value
Hedge Funds (88.1%)
Event Driven (7.8%)
Empyrean Capital Overseas Fund Ltd(b)(d)(e)	06/01/2024	557	$600,000	$658,936
Redwood Offshore Fund Ltd(b)(d)(e)	04/01/2025	4,852	546,560	561,407
ValueAct Capital Partners II LP(a)(b)(d)(e)	04/01/2025	N/A	244,657	270,413
VR Global Offshore Fund Ltd(b)(d)(e)	04/01/2025	225	222,085	246,651
Long/Short Equity (10.2%)
BlackRock Strategic Equity Hedge Fund Limited(b)(d)(e)	05/01/2025	461	263,414	294,022
D1 Capital Partners Offshore LP Class K(a)(b)(d)(e)	12/01/2025	N/A	425,000	425,598
D1 Capital Partners Offshore LP Class D(a)(b)(d)(e)	04/01/2025	N/A	249,220	309,258
Holocene Advisors Offshore Fund Ltd(b)(d)(e)	06/01/2024	737	775,000	853,544
Ilex Offshore Fund Limited(b)(d)(e)	11/03/2025	400	400,000	407,696
Multi-Strategy (27.4%)
Atlas Enhanced Fund Ltd(b)(d)(e)	06/01/2024	857	900,000	990,926
Elliott International Limited(b)(d)(e)	07/01/2024	1,000	450,000	502,069
ExodusPoint Partners International Fund Ltd(b)(d)(e)	06/01/2024	1,047	1,125,000	1,218,620
LMR Multi-Strategy Fund Limited(b)(d)(e)	06/01/2024	7,333	975,000	1,078,190
Point72 Capital LP(a)(b)(d)(e)	06/01/2024	N/A	525,000	653,717
Sculptor Overseas Fund II, Ltd.(b)(d)(e)	04/01/2025	752	801,321	844,485
Verition Multi-Strategy Fund LLC Class C(b)(d)(e)	12/01/2025	465	200,000	202,717
Verition Multi-Strategy Fund LLC Class A(b)(d)(e)	04/01/2025	1,465	630,161	653,297
Relative Value (26.3%)
Claren Road Credit Fund Ltd(b)(d)(e)	07/01/2024	625	625,000	639,193
Garda Fixed Income Relative Value Opportunity Fund (Onshore) Ltd.(b)(d)(e)	07/01/2024	1,168	1,200,000	1,248,459
Linden Investors LP(a)(b)(d)(e)	04/01/2025	N/A	774,590	835,897
One William Street Capital Offshore Fund Ltd(b)(d)(e)	04/01/2025	583	618,326	635,623
Stratus Feeder Limited(b)(d)(e)	06/01/2024	146	179,061	222,135
Taula Global Macro Fund Limited(b)(d)(e)	06/01/2024	325	325,000	372,372
Two Sigma Spectrum US Fund LP(a)(b)(d)(e)	07/01/2024	N/A	925,000	984,751
Voya Mortgage Investment Fund SP(b)(d)(e)	04/01/2025	2,552	647,700	684,758
Whitebox Relative Value Fund Ltd(b)(d)(e)	06/01/2024	225	225,000	268,811
Tactical Trading (16.4%)
Brevan Howard Alpha Strategies Fund (Cayman No. 2) Limited(b)(d)(e)	06/01/2024	5,581	575,000	602,515
Brevan Howard FG Macro Fund Limited(b)(d)(e)	04/01/2025	5,424	547,773	589,417
Caxton Macro Limited(b)(d)(e)	06/01/2024	200	200,000	256,058
GreshamQuant ACAR Fund Ltd(b)(d)(e)	04/01/2025	824	689,594	706,222
Kirkoswald Global Macro Fund Limited(b)(d)(e)	07/01/2024	6,250	625,000	688,896
Man AHL CCS (Restricted) SPC - Enhanced Momentum Segregated Portfolio A(b)(d)(e)	04/01/2025	126,781	192,278	228,721
Rokos Global Macro Fund Limited(b)(d)(e)	06/01/2024	1,690	154,774	206,958
Saba Capital Carry Neutral Tail Hedge Offshore Fund Ltd(b)(d)(e)	04/01/2025	444	454,843	406,229
Total Hedge Funds (88.1%)			$18,291,357	$19,748,561

Mutual Funds (3.3%)
United States (3.3%)
Calamos Market Neutral Income Fund Class I Shares(c)	06/01/2024	46,318	$725,000	$727,200
Total Mutual Funds (3.3%)			725,000	727,200

Total Investment in Investment Funds (91.4%)			$19,016,357	$20,475,761

Other Assets Less Liabilities (8.6%)				1,928,592
Net Assets (100.0%)				$22,404,353

(a) Private investment fund does not issue shares or units.

(b) Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(c) Affiliated investment fund.

(d) Investment restricted for resale. The total value of these investments is $19,748,561, which represents 88.1% of net assets.

(e) Non-income producing.

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)

Note 1 — Organization

Calamos Aksia Hedged Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on March 21, 2025. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and operates as an interval fund, commenced operations on October 1, 2025. The Fund’s investment advisor is Calamos Advisors LLC (the “Advisor” or “Calamos”) and the Fund’s sub-advisor is Aksia LLC (the “Sub-Advisor” or “Aksia” and together, the “Advisors”). The Advisor and the Sub-Advisor are each registered as an investment advisor with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Simultaneous with the Fund’s commencement of operations, Calamos Aksia Hedge Fund Access Core Alpha LP, a Delaware limited partnership (the “Predecessor Fund”) reorganized with and into the Fund (the “Fund Conversion”). The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the Fund Conversion was managed by the same Advisor, Sub-Advisor and portfolio managers as the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation while maintaining a low sensitivity to equity markets. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Alternative Funds and Direct Investments (each as defined below). The Fund intends to utilize a multi-layered strategy and expects to hold Liquid Investments for the purposes of liquidity management and to meet liquidity needs for quarterly repurchases.

Alternative funds are commingled asset pools that typically offer their securities privately, without registering such securities under the Securities Act (“Alternative Funds”). The Fund may make direct investments in equity, debt and other financial instruments and obligations that are consistent with the types of alternative investment strategies pursued by Alternative Funds or that provide access to private markets (“Direct Investments”).

Note 2 — Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation of Investments

The Fund’s net asset value (“NAV”) per Share is determined daily by the Advisor as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved a valuation policy for the Fund (the “Valuation Policy”) and the Advisor’s valuation procedures (the “Valuation Procedures”). The Advisor, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

Notes to Schedule of Investments (Unaudited)

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as approved by the Board.

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of Shares or amount of the instrument held. The Advisor values securities/instruments that are not actively traded but whose fair value can be determined based on other observable market data using a price determined by an approved independent pricing vendor.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual investments held by the Fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund’s valuation policy at such timing intervals as the Advisor may deem appropriate.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor’s Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor’s Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.

The Advisor seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Advisor will not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive. If the Fund’s NAV is adjusted after a Shareholder has received their Shares upon purchase or received repurchase proceeds in a repurchase offer, for example as a result of the Fund’s next annual audit following such purchase or repurchase, the adjustment will not, in most cases, result in an adjustment to the number of Shares received by the Shareholder in a purchase, or a Shareholder’s repurchase proceeds in a repurchase offer.

The fair value of options which are listed on major security exchanges are valued at their last reported sales price as of the valuation date or based on the midpoint of the bid/ask spread at the close of business. Options which are traded on over-the-counter (“OTC”) markets are generally valued using indicative broker quotes derived from pricing models that are widely accepted by marketplace participants.

Investments in Hedge Funds

Investments in the Hedge Funds are recorded on a trade-date basis. The Advisor values the investments in the Hedge Funds at fair value. Investments in the Hedge Funds are recorded NAV as a practical expedient for determining fair value.

As a practical expedient, fair value ordinarily represents the Fund’s proportionate share of the Hedge Funds net asset values determined in accordance with each Hedge Fund’s valuation policies and reported at the time of the Fund’s valuation by the management of each Hedge Fund. Generally, the fair value of the Fund’s investment in each Hedge Fund represents the amount that the Fund could reasonably expect to receive from such Hedge Fund if the Fund’s investment was redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Due to the nature of the Hedge Funds, the Fund can only liquidate its position in the Hedge Fund according to the terms described in each Hedge Fund’s operating or private placement memorandum.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, counterparties, debt agents, borrowers, private investment funds, or other parties and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from parties with whom it conducts business.

Notes to Schedule of Investments (Unaudited)

Note 3 — Fair Value of Investments

Fair Value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Hedge Funds are measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy, however these amounts are shown in the table below under net asset value in order to reconcile back to the Schedule of Investments.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Notes to Schedule of Investments (Unaudited)

Note 3 — Fair Value of Investments (continued)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2025:

	LEVEL1	LEVEL 2	LEVEL 3	NET ASSET VALUE	TOTAL
Assets:
Investments, at fair value
Hedge Funds (1)	$-	$-	$-	$19,748,561	$19,748,561
Mutual Funds	$727,200	$-	$-	$-	$727,200
Total investments, at fair value	$727,200	$-	$-	$19,748,561	$20,475,761

(1) The Hedge Fund investments are measured at fair value using the net asset value per share (or its equivalent) practical expedient.